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                                                                  EXHIBIT 10-6

                                MCN CORPORATION

                            ANNUAL PERFORMANCE PLAN




                    (As amended effective February 24, 1994)
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                               TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

ARTICLE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    Title

ARTICLE 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    Purpose

ARTICLE 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
    Effective Date

ARTICLE 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    Administration

ARTICLE 5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    Participation in the Plan

ARTICLE 6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
    Awards Under The Plan

ARTICLE 7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
    Award Fund

ARTICLE 8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
    Payment of Awards

ARTICLE 9 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    Deferral of Receipt of Awards

ARTICLE 10  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    Beneficiary Designations

ARTICLE 11  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
    Amendment, Suspension or Termination

ARTICLE 12  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
    Miscellaneous
           Section 12.1  Assignment Prohibited  . . . . . . . . . . . . . .   8
           Section 12.2  Effect on Employee Benefits  . . . . . . . . . . .   8
           Section 12.3  No Right To An Award   . . . . . . . . . . . . . .   8
           Section 12.4  No Employment Rights   . . . . . . . . . . . . . .   8
           Section 12.5  Law Applicable   . . . . . . . . . . . . . . . . .   9
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                                MCN CORPORATION

                            ANNUAL PERFORMANCE PLAN

                    (as amended effective February 24, 1994)



                                   ARTICLE I
                                     Title

  The title of this Plan shall be the "MCN Corporation Annual Performance Plan" and shall be referred to in this document as the "Plan."

                                   ARTICLE 2
                                    Purpose

  The purpose of the Plan is to provide a direct financial incentive to employees of MCN Corporation ("MCN") and its subsidiaries (individually a "Company" and collectively the "Companies") who contribute to the overall success of MCN and to its particular achievements in the areas of earnings, operating efficiency, customer satisfaction, and employee satisfaction. In addition, the Plan is designed to place the compensation of such personnel at competitive levels with similar industries and thereby to assist in motivating them, retaining them in the employ of the Companies, and in attracting new highly qualified personnel to the Companies. The term "subsidiary" for purposes of the Plan shall mean any corporation in which MCN owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock.

                                   ARTICLE 3
                                 Effective Date

                  The Plan shall be effective January 4, 1989.





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                                   ARTICLE 4

                                 Administration

  The Plan shall be administered by the Compensation Committee of the Board of Directors of MCN (the "Committee"). The Committee shall have full authority and responsibility to interpret and administer the terms of the Plan and may adopt rules and regulations governing the administration of the Plan.

  The Committee shall be responsible for making recommendations to the Board of Directors of MCN with respect to employees of the Companies who are to receive awards under the Plan and the amount of such awards. In discharging this responsibility, the Committee may consult with individual members of the Board of Directors of MCN, with the management of MCN and any of the Companies, or with such other persons as the Committee may deem appropriate.

  The Board of Directors of MCN shall determine which employees of the Companies shall receive awards under the Plan and the amount of the awards, based upon the recommendations of the Committee and the Board's own consideration of the criteria established under the Plan for granting awards.

  Any member of the Board of Directors who is also an employee eligible to receive awards under the Plan shall not vote or act on any matter relating solely to such member during the period the member is eligible to participate in the Plan.

                                   ARTICLE 5

                           Participation in the Plan

  Designated employees, officers and other key executive employees of the Companies as described in the administrative guidelines of the Plan (whether or not such employees also are members of the Board of Directors of any such corporation) shall be eligible to receive awards under the Plan.





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                                   ARTICLE 6

                             Awards Under The Plan

  Awards under the Plan shall be determined annually, if at all, for each calendar year during the term of the Plan, on the basis of both (i) a Company substantially achieving financial and, if applicable, operating goals as described in Article 7 below, and (ii) individual employee performance.

                                   ARTICLE 7

                                   Award Fund

  Awards shall be paid solely out of an award fund established for each Company under the Plan (collectively, the "Award Fund"). The amount of each award fund shall be determined annually, for each calendar year during the term of the Plan, based upon the extent to which the Company achieves its financial and operating goals for each such year.

  The Award Fund shall be established and awards paid under the Plan for each year (and only for each such year) with respect to which a Company achieves a significant portion of its financial and operational goals as described in the Administrative Guidelines of the Plan.

  Any determination concerning establishments of any Award Fund, once made, shall be conclusive and binding upon all employees eligible to participate in the Plan and their beneficiaries or successor(s) in interest.

                                   ARTICLE 8

                               Payment of Awards

  (a) Payment of awards to employees selected as recipients thereof shall be made by the employing Company in the calendar year following the year for which the award is made and within a reasonable period following approval of the award by the Board of Directors of MCN.

  (b) Notwithstanding the foregoing paragraph in this Article 8, upon a Change of Control in MCN Corporation, as that term is defined in subsection (c) below, the following shall





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be paid in cash to all participants in the Plan who have executed employment agreements with change in control provisions within twenty (20) days following a Change of Control or deferred under the Deferred Compensation Plan: awards for the prior calendar year if not then paid; and (b) awards for the current calendar year, payable pro rata based upon the fraction whose numerator is the number of days between December 31 of the prior year and the date of the Change of Control and whose denominator is 365. Each such award shall be calculated based on the most recent performance appraisal completed for each participant prior to the Change of Control and with respect to any pro rata award, calculated as if the Company's earnings were exactly equal to its net income goal.

  (c)  A "Change of Control" means:
     (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or 20 percent or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (ii) any acquisition by the Company;
   (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and
   (iii) of subsection (c) of this Section 2 are satisfied; or

     (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board;





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  provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless following such reorganization, merger or consolidation, (i) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or





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  more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and
  (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (4) Approval by the Shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (a) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of





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  directors; and (c) at least a majority of the members of the Board of
  Directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.


                                   ARTICLE 9

                         Deferral of Receipt of Awards

  Any employee eligible to receive an award under the Plan may elect to defer receipt of all or a percentage of an award granted to the employee under the Plan under the terms and subject to the provisions of the Deferred Compensation Plan then in effect.

                                   ARTICLE 10

                            Beneficiary Designations

  Employees eligible to participate in the Plan may designate to the Committee, on a form approved by the Committee for that purpose, a beneficiary or beneficiaries to receive any amounts due under the Plan to the employee upon death. Such designation may be canceled or changed by the employee at the employee's discretion, but no cancellation or change will be recognized by the Committee unless effected in writing on a form approved by the Committee for that purpose and filed with the Committee. In the absence of a valid beneficiary designation, the amounts due hereunder shall be paid to the deceased employee's lawful successor(s) in interest in a lump sum as soon as practicable, but in no event later than one year following the employee's death.





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                                   ARTICLE 11

                      Amendment, Suspension or Termination

  The Plan may be amended, suspended or terminated at any time by MCN by action of its Board of Directors. However, no amendment, suspension or termination of the Plan shall affect the rights of employees to receive awards deferred under
Article 9 or awards granted but unpaid as of the date of such amendment, suspension or termination.

                                   ARTICLE 12

                                 Miscellaneous

  Section 12.1 Assignment Prohibited The rights and benefits under this Plan are personal and shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer, or other disposition.

  Section 12.2 Effect on Employee Benefits Awards under this Plan will not be considered compensation under any other employee benefit plan maintained by MCN or its subsidiaries.

  Section 12.3 No Right To An Award No employee or other person shall have any claim or right to be granted an award under the Plan. The receipt of an award with respect to any Plan year shall not entitle an employee to an award with respect to any subsequent Plan Year.

  Section 12.4 No Employment Rights Neither the Plan nor any action taken pursuant to the provisions of the Plan shall be construed as a contract of employment between an employee and any Company, or as a right of any employee to be continued in the employment of any Company, or as a limitation of the right of any Company to discharge any employee at any time, with or without cause, or as a limitation of the right of the employee to terminate employment at any time.





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  Section 12.5  Law Applicable  This Plan and all actions hereunder shall be governed by and construed according to the laws of the State of Michigan.

  IN WITNESS WHEREOF, the undersigned officer of MCN has executed this Plan as of this 24th day of February, 1994.


                                         MCN CORPORATION



                                         By: ___________________________________
                                            Alfred R. Glancy III
                                            Chairman and Chief Executive Officer

Dated: _______________





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